UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023

PowerUp Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-41293	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

188 Grand Street Unit #195

New York, NY 10013

(Address of Principal Executive Offices)

(646) 807-8832

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PWUPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share, included as part of the Units	PWUP	The Nasdaq Stock Market LLC
Redeemable Warrants each exercisable for one Class A Ordinary Share for $11.50 per share, included as part of the units	PWUPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on July 14, 2023, PowerUp Acquisition Corp., a Cayman Islands exempted company (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with PowerUp Sponsor LLC, a Delaware limited liability company (the “Original Sponsor”) and SRIRAMA Associates, LLC, a Delaware limited liability company (the “New Sponsor”), pursuant to which the New Sponsor agreed to purchase from the Original Sponsor 4,317,500 Class A ordinary shares, of the Company and 6,834,333 private placement warrants, each exercisable for one Class A Ordinary Share for an aggregate purchase price of $1.00 (the “Purchase Price”), payable at the time the Company completes an initial business combination. In addition to the payment of the Purchase Price, the New Sponsor also assumed the responsibilities and obligations of the Original Sponsor related to the Company.

On August 18, 2023 (the “Effective Date”), the parties to the Purchase Agreement closed the transactions contemplated thereby. As a result, and as disclosed in Item 5.02, the New Sponsor replaced the Company’s current directors and officers with directors and officers of the Company selected in the New Sponsor’s sole discretion.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 are incorporated by reference into this Item 5.02.

Change in Company Officers and Directors

On the Effective Date, in connection with the Purchase Agreement, (i) Bruce Hack, Jack Tretton, Peter Blacklow, Julie Uhrman, and Kyle Campbell (the “Resigning Directors”) tendered their resignations as members of the board of directors of the Company (the “Board”), (ii) Jack Tretton, Michael Olson, and Gabriel Schillinger resigned as officers of the Company, (iii) Surendra Ajjarapu, Michael L. Peterson, Donald G. Fell, Mayur Doshi, and Avinash Wadhwani were appointed as members of the Board (each, a “New Director”), (iv) Surendra Ajjarapu was appointed Chairman of the Board, and (v) Surendra Ajjarapu and Howard Doss were appointed as the Company’s Chief Executive Officer and Chief Financial Officer, respectively (each, a “New Officer”). As of the Effective Date, there was no known disagreement with any of the Resigning Directors on any matter relating to the Company’s operations, policies or practices.

The Board is divided into three classes: Class I, Class II, and Class III. The Class I directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the term of office of the Class III directors shall stand appointed for a term expiring at the Company’s third annual general meeting. On or before the Company’s first annual general meeting the Company expects to designate each New Director into a class, and at each annual general meeting thereafter, directors appointed to succeed those directors whose terms expire shall be appointed for a term of office to expire at the second succeeding annual general meeting after their appointment.

The following sets forth certain information concerning each New Director and New Officer’s past employment history, directorships held in public companies, if any, and, for directors, their qualifications for service on the Board.

Surendra Ajjarapu

Suren Ajjarapu (age: 53) has served as Chairman of the Board, Chief Executive Officer and Secretary of TrXADE HEALTH, INC (Nasdaq: MEDS) a Delaware corporation, and its predecessor company since July 2010. He is also currently a director of Oceantech Acquisition I Corp., traded on Nasdaq under the symbol “OTECU”, serves as Chairman of the board of directors of Kernel Group Holdings, Inc., a special purpose acquisition company (NASDAQ: KRNL) (“KRNL”) (since December 2022) and Semper Paratus Acquisition Corporation, a special purpose acquisition company (NASDAQ: LGSTU). Beginning in 2021, Mr. Ajjarapu served as Chief Executive Officer and Chairman of Aesther Healthcare Acquisition Corp., a special purpose acquisition company that consummated its initial business combination in February 2023. Mr. Ajjarapu is currently serving as a director of the merged company, Ocean Biomedical, Inc. (NASDAQ: OCEA) (f.k.a Aesther Healthcare Acquisition Corp.). Since March 2018, Mr. Ajjarapu has served as Executive Chairman of the Board of Kano Energy Corp., a company involved in the development of renewable natural gas sites in the United States. Mr. Ajjarapu was a Founder and served as Chief Executive Officer and Chairman of the Board of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest of the United States, from March 2009 to December 2012. Mr. Ajjarapu was also a Founder, President and Director of Aemetis, Inc., a biofuels company (NASDAQ: AMTX), and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from January 2006 to March 2009. Mr. Ajjarapu was Co-Founder, Chief Operations Officer, and Director of Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India. Mr. Ajjarapu graduated from South Dakota State University with a M.S. in Environmental Engineering, and from the University of South Florida with an M.B.A., specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.

Howard Doss

Howard Doss (age: 69) is a seasoned chief financial officer and accountant. He currently serves as Chief Financial Officer of KRNL. And, beginning in 2021, he served as Chief Financial Officer of Aesther Healthcare Acquisition Corp., a special purpose acquisition company until it consummated its initial business combination in February 2023. He has also served as chief financial officer of TRxADE HEALTH, INC., an online marketplace for health traded on Nasdaq under the symbol “MEDS.” Mr. Doss has served in a variety of capacities with accounting and investment firms. He joined the staff of Seidman & Seidman (BDO Seidman, Dallas) in 1977 and in 1980 he joined the investment firm Van Kampen Investments, opening the firm’s southeast office in Tampa, Florida in 1982. He remained with the firm until 1996 when he joined Franklin Templeton. After working for the Principal Financial Group office in Tampa, Florida, Mr. Doss was City Executive for U.S. Trust in Sarasota, Florida, responsible for high net worth individuals. He retired from that position in 2009. He served as CFO and Director for Sansur Renewable Energy, an alternative energy development company, from 2010 to 2012. Mr. Doss has also served as President of STARadio Corp. since 2005. Mr. Doss is a member of the America Institute of CPA’s. He is a graduate of Illinois Wesleyan University.

Michael L. Peterson

Michael Peterson (age: 61) commenced serving as President, Chief Executive Officer and as a member of the Board of Directors of Lafayette Energy Corp. in April 2022. Beginning in September 2021, Mr. Peterson served as a member of the Board of Directors, Audit Committee (Chair), Compensation Committee and Nominating and Corporate Governance Committee of Aesther Healthcare Acquisition Corp. (Nasdaq: AEHA), a special purpose acquisition company, that consummated its initial business combination in February 2023. Mr. Peterson is currently serving as a director of the merged company, Ocean Biomedical, Inc. (Nasdaq: OCEA) (f.k.a Aesther Healthcare Acquisition Corp.). In addition, Mr. Peterson commenced serving as an independent director of Oceantech Acquisition I Corp., in March 2023, began serving as an independent director of KRNL in December 2022 and as an independent director of Semper Paratus Acquisition Corporation in June 2023. Mr. Peterson has served as the president of Nevo Motors, Inc. since December 2020, which was established to commercialize a range extender generator technology for the heavy-duty electric vehicle market but is currently non-operational. Since May 2022, Mr. Peterson has served as a member of the Board of Directors and as the Chairperson of the Audit Committee of Trio Petroleum Corp., an oil and gas exploration and development company which is in the process of going public. Since February 2021, Mr. Peterson has served on the board of directors and as the Chairman of the Audit Committee of Indonesia Energy Corporation Limited (NYSE American: INDO). Mr. Peterson previously served as the president of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan from June 2018 to June 2021. Mr. Peterson served as an independent member of the Board of Directors of TRxADE HEALTH, INC (formerly Trxade Group, Inc.) from August 2016 to May 2021 (Nasdaq: MEDS). Mr. Peterson served as the Chief Executive Officer of PEDEVCO Corp. (NYSE American:PED), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the US from May 2016 to May 2018. Mr. Peterson served as Chief Financial Officer of PEDEVCO between July 2012 and May 2016, and as Executive Vice President of Pacific Energy Development (PEDEVCO’s predecessor) from July 2012 to October 2014, and as PEDEVCO’s President from October 2014 to May 2018. Mr. Peterson joined Pacific Energy Development as its Executive Vice President in September 2011, assumed the additional office of Chief Financial Officer in June 2012, and served as a member of its board of directors from July 2012 to September 2013. Mr. Peterson formerly served as Interim President and CEO (from June 2009 to December 2011) and as director (from May 2008 to December 2011) of Pacific Energy Development, as a director (from May 2006 to July 2012) of Aemetis, Inc. (formerly AE Biofuels Inc.), a Cupertino, California-based global advanced biofuels and renewable commodity chemicals company (NASDAQ:AMTX), and as Chairman and Chief Executive Officer of Nevo Energy, Inc. (NEVE) (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form in December 2008 (from December 2008 to July 2012). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high-net-worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President. Mr. Peterson received his MBA at the Marriott School of Management and a BS in statistics/computer science from Brigham Young University.

Donald G. Fell

Donald G. Fell (age 77) brings along a wealth of experience in the field of economics and business to the Company. Mr. Fell served as an independent director of Aesther Healthcare Acquisition Corp., a special purpose acquisition company, from 2021 until it consummated its initial business combination in February 2023. Mr. Fell has served as an independent director of TRxADE HEALTH, INC (Nasdaq: MEDS) since January 2014, as well as a director of Trxade Nevada since December 2013. In addition, he commenced serving as an independent director of OTEC in March 2023. In addition, Mr. Fell commenced serving as an independent director of Oceantech Acquisition I Corp., in March 2023, began serving as an independent director of KRNL in December 2022 and as an independent director of Semper Paratus Acquisition Corporation in June 2023. He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado Springs. Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute from 1995 to 2012. Mr. Fell was also a visiting professor at the University of LaRochelle, France, and an adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and his all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs he has overseen graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands and Eastern Europe.

Avinash Wadhwani

Mr. Wadhwani (age: 55) is currently the Executive Vice President and Strategic Advisor of TransForm Solution Inc., a business process outsourcing (BPO) company that specializes in analytics, digital interventions, and operations management, a role he has served in since May 2023. From April 2009 to April 2020, Mr. Wadhwani held positions at Cognizant Technology Solutions (“Cognizant”), a multi billion dollar, IT services and consulting company, ending his tenure at Cognizant as Assoc. Director, Capital Markets & Investment Banking. Mr. Wadhwani served as Senior Manager, Business Development – Banking & Capital Markets at Headstrong (now Genpact (NYSE: G)) from 2003 to 2005 and as Assistant Vice President at Polaris Software Services from 1999 to 2002. In India, Mr. Wadhwani served as the Head of Institutional Equity Sales at Daewoo Finance (India) Ltd. from 1994 to 1999 and in product marketing and sales at Tata Consultancy Services from 1991 to 1994. Throughout his career, Mr. Wadhwani has negotiated and closed several multi-year, multi-million dollar global technology service deals across the financial services, retail and media & entertainment industries. He is the co-founder of a SaaS based blockchain startup, which he was instrumental in conceptualizing, architecting and building from the ground up. Mr. Wadhwani brings hands on experience working at startups, growth stage organizations, and Fortune 500 companies. He serves on the board of Semper Paratus Acquisition Corp (NASDAQ: LGST) and on the board of a U.S. based nonprofit, Quench and Nourish. Mr. Wadhwani earned a degree in Computer Science and a Masters in Marketing degree, both from the University of Mumbai. He holds an MBA (Executive) from the Columbia Business School in New York City.

Mayur Doshi

Mr. Doshi (age: 61) is President and CEO of Alfagene Bioscience, Inc. He has successfully initiated several companies and for the last ten years has been the CEO of Apogee Pharma. He has over 20 years of experience in the global generic pharmaceutical market. He is a trained chemist and seasoned entrepreneur with extensive experience in active pharmaceutical ingredients. He has more than twenty years of Pharmaceutical and Bio-tech industry experience; entering the generic pharmaceutical industry in 1988. He is Chairman and Managing Director of Apogee Pharma, Inc., a major importer of APIs (Active Pharmaceutical Ingredients). He works closely with his clients assisting them in bringing new generic drugs to market, including Barr Pharmaceuticals, DuPont Pharmaceuticals, Sandoz, Wyeth and Watson. He is also a major investor in a generic pharmaceutical company and is the founder of, and primary investor in, AlfaGene. He worked and managed extensively in the Pharmaceutical industry and created a multimillion dollar company. Mr. Doshi also serves as a philanthropist for various organizations.

None of our directors or officers will receive any cash compensation for services rendered to us. Our sponsor, directors and officers, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

In addition, each of the New Officers and New Directors are expected to enter into a standard indemnity agreement. There are no family relationships between the New Officers or New Directors and any other board member or executive officer. Moreover, the New Officers and New Directors are not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K other than the transactions contemplated by the Agreement.

Committee Appointments

The Company has an audit committee, a compensation committee, and a nominating committee. As a result of the recent departures from the Board and the new appointments, the committees of the Board currently consist of the following members:

Audit Committee: Michael L. Peterson (Chair), Avinash Wadhwani, and Donald G. Fell.

Compensation Committee: Donald G. Fell (Chair), Michael L. Peterson, and Avinash Wadhwani.

Nominating Committee: Donald G. Fell (Chair), Michael L. Peterson, and Avinash Wadhwani.

Director Independence

Nasdaq listing standards require that a majority of the Company’s Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Michael L. Peterson, Donald G. Fell, Mayur Doshi, and Avinash Wadhwani are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

Item 8.01 Other Events.

As previously reported, the Company determined to make a true-up payment in the amount of approximately $0.02 per share to the shareholders of record as of April 19, 2023 that exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s trust account. The Company made such payments on August 18, 2023.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement, dated July 14, 2023, by and among SRIRAMA Associates, LLC, PowerUp Acquisition Corp., and PowerUp Sponsor LLC (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by PowerUp Acquisition Corp. on July 19, 2023).

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERUP ACQUISITION CORP.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer

Date: August 23, 2023